Annual Estimated Amortization Expenses of Intangible Assets (Detail) - Dec. 31, 2015 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2016	$ 30,227	¥ 195,803
2017	29,219	189,277
2018	26,712	173,033
2019	24,487	158,619
2020	20,687	134,009
Finite-Lived Intangible Assets, Net, Total	$ 131,332	¥ 850,741